Debt Financing Facilities	3 Months Ended
Apr. 30, 2012
Debt Financing Facilities
Debt Financing Facilities

(10) Debt Financing Facilities

        In May 2009, we entered into a Loan and Security Agreement with Silicon Valley Bank, which was most recently amended in June 2012 (refer to Note 15). As amended, the agreement includes a revolving line of credit facility described below. The agreement contains financial covenants and other customary affirmative and negative covenants. As part of the agreement, we granted the lender a security interest in our personal property, excluding intellectual property and other intangible assets.

        The agreement provides for a revolving line of credit facility. We are able to borrow up to $10.0 million under the revolving line of credit facility, subject to a borrowing base determined on eligible accounts receivable and subject to a total maximum outstanding of $10.0 million. As of April 30, 2012, we had no balance outstanding on the revolving line of credit. Interest on any drawdown under the revolving line of credit accrues at the greater of prime rate plus 0.75% (4.00% at April 30, 2012) and 4.75%.

        In addition to the line of credit facility, a $3.0 million term loan facility was available for draw through June 30, 2011. We had $2.3 and $0 million outstanding in the term loan facility as of January 31, 2012 and April 30, 2012, respectively. As of April 30, 2012, the term loan facility was paid in full.